UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 8	☒
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT

COMPANY ACT OF 1940	☒

SPARROW FUNDS

(Exact Name of Registrant as Specified In Charter)

11330 Olive Boulevard

Suite 230

St. Louis, MO 63141

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (314) 725-6161

Gerald R. Sparrow

President and Treasurer

11330 Olive Boulevard, Suite 230

St. Louis, MO 63141

(Name and Address of Agent for Service)

Copies to:

Dee Anne Sjögren, Esq.

Thompson Coburn LLP

One US Bank Plaza

St. Louis, MO 63101

(314) 552-6295

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☒	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate check this box:

☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Sparrow Growth Fund

Class A

Class C

Prospectus

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December __, 2005

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INVESTMENT OBJECTIVE:

Long term capital appreciation

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11330 Olive Boulevard

Suite 230

St. Louis, MO 63141

(888) 727-3301

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The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

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TABLE OF CONTENTS

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ABOUT THE FUND

Investment Objective

The investment objective of the Sparrow Growth Fund (the “Fund”) is long-term capital appreciation.

Principal Strategies

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The Fund typically invests in a broad range of foreign and U.S. common stocks which Sparrow Capital Management Incorporated, the Fund’s adviser, believes have above-average prospects for appreciation, based on a proprietary investment model developed by the adviser. The model looks at a variety of factors to select stocks that the adviser believes demonstrate strong earnings momentum. These growth momentum factors include expanding profit margins, accelerating earnings, positive earnings surprises, positive earnings estimate revisions, and positive relative price strength.

The adviser believes that buying stocks of good businesses with strong earnings-per-share growth prospects at reasonable prices is the best formula for long-term success, rather than chasing hot sectors. In determining whether prices are reasonable, the adviser attempts to determine value by comparing a company’s assets and business strengths and to the current price of the company’s stock. In valuing a company, the adviser takes a long-term approach, with an emphasis on management strength and the fundamental profitability of the company’s business. To assess management strength, the adviser looks for characteristics such as a long-term record of success or positive opinions from industry observers. The adviser also may select stocks of companies whose businesses it expects to be impacted in a favorable manner by new products, services or contracts, regulatory action and/or trends in the economy.

The Fund may invest in stocks of all market capitalization ranges based on the adviser’s assessment of the relative opportunities and risks of each category. This means the Fund may invest in companies of all sizes, which includes large, mid-cap, and small-cap securities. The Fund may invest in equity securities of foreign issuers operating in developed or emerging markets through American Depositary Receipts (“ADRs”). ADRs are certificates held in trust by a U.S. bank or trust company evidencing ownership of shares of foreign-based issuers, and are an alternative to purchasing foreign securities in their national market and currency. Subject to limitations imposed by the Investment Company Act of 1940, the Fund may elect to pursue its investment objective either by investing directly in common stocks, or by investing in one or more underlying investment companies whose investments conform to the Fund’s investment limitations or investment policies, such as open-end mutual funds and exchange-traded funds that invest in equity securities represented by various indices (including foreign indices).

The Fund may invest up to 15% of its assets in fixed income securities that are rated investment grade at the time of purchase (BBB/Baa or higher by S&P or Moody’s or, unrated, but determined to be of comparable quality by the adviser). The Fund may retain securities that are subsequently downgraded or in default, or the adviser may sell them in an orderly manner. The Fund typically invests in debt securities of a company if the adviser believes that the company’s bonds offer more potential for participating in the company’s long-term prospects than could be achieved by investing in the company’s other available securities.

Principal Risks of Investing in the Fund

•

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets and could cause the Fund’s share price to fall.

•

Company Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund’s portfolio. The value of an individual company can be more volatile than the market as a whole.

•

Growth Risk. The Fund typically invests in companies that appear to be growth-oriented companies. Growth companies are companies that the adviser believes will have revenue and earnings that grow faster than the economy as a whole, offering above-average prospects for capital appreciation and little or no emphasis on divided income. If the adviser’s perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

•

Value Risk. From time to time, a Fund may invest in undervalued securities. The market may not agree with the adviser’s determination that a security is undervalued, and the security’s price may not increase to what the adviser believes is its full value. It may even decrease in value.

•

Management Risk. The adviser’s investment strategy generally results in a high portfolio turnover rate. A higher portfolio turnover results in correspondingly greater brokerage commission expenses (which would lower the Fund’s total return) and could result in additional distributions to shareholders which may be treated as ordinary income for tax purposes.

•

Mid Cap Risk. Stocks of mid-cap companies are more risky than stocks of larger companies. Many of these companies are young and have a limited track record. Their securities may trade less frequently and in more limited volume than those of more mature companies. Mid-cap companies also may lack the managerial, financial or other resources necessary to implement their business plans or succeed in the face of competition. The prospects for a company or its industry may deteriorate because of a variety of factors, including disappointing operating results or changes in the competitive environment.

•	Small Cap Risk. To the extent the Fund invests in small-cap companies, the Fund will be subject to additional risks. These include:
•	The earnings and prospects of smaller companies are more volatile than larger companies.
•	Smaller companies may experience higher failure rates than do larger companies.

•      The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.

•      Smaller companies may have limited markets, product lines or financial resources and may lack management experience.

•

Fixed Income. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation. If a rating agency gives a debt security a lower rating, the value of the debt security will decline because investors will demand a higher rate of return. Fixed income securities are generally considered to be interest rate sensitive, which means that their value will generally decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates.

•

Foreign Securities Risks. Foreign securities may experience more rapid and extreme changes in value than securities of U.S. companies because the securities markets of many foreign countries are relatively smaller than those in the U.S. Foreign issuers are not subject to the same degree of regulation as U.S. issuers. Also, nationalization, expropriation or confiscatory taxation or political changes could adversely affect the Fund’s investments in a foreign country. There is a risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the Fund’s investments in foreign securities. To the extent that the Fund invests in securities of foreign companies located in emerging markets, it will be subject to additional risks that can increase the potential for losses in the Fund. These risks may include, among others, country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.

•

Sector Risk. If the Fund’s portfolio is overweighted in a certain industry sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector. For example, the Fund may have a greater concentration in technology companies than the S&P 500 and weakness in this sector could result in significant losses to the Fund. Technology companies may be significantly affected by falling prices and profits and intense competition, and their products may be subject to rapid obsolescence.

•

ETF Risks. When the Fund invests in ETFs, it will indirectly bear its proportionate share of any fees and expenses payable directly by the underlying ETF. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally; or (v) the ETF may fail to achieve close correlation with the index that it tracks due to a variety of factors, such as rounding of prices and changes to the index and/or regulatory policies, resulting in the deviating of the ETF’s returns from that of the index.

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•	Not Insured. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•	Performance Risk. The Fund is not a complete investment program. As with any mutual fund investment, the Fund’s returns will vary and you could lose money.

Is the Fund Right for You?

The Fund may be suitable for:

•	Long-term investors seeking a mutual fund with a growth investment strategy
•	Investors willing to accept price fluctuations in their investment
•	Investors who can tolerate the risks associated with common stocks

General

The fundamental investment objective of the Fund may not be changed without shareholder approval.

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From time to time, the Fund may take temporary defensive positions, which are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold all or a portion of its assets in money market funds, investment grade short-term money market instruments including U.S. Government and agency securities, commercial paper, certificates of deposit, repurchase agreements and other cash equivalents. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective. The Fund may also invest in these money market instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

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How the Fund has Performed

The bar chart and table below show the variability of the Fund’s returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns from year to year since the Fund’s inception as represented by the performance of Class A shares. Sales loads are not reflected in the bar chart, and if these amounts were reflected, returns would be less than those shown. The table shows how the Fund’s Class A average annual total returns over time compared to those of a broad-based securities market index. Of course, the Fund’s past performance (before and after taxes) is not necessarily an indication of future performance.

Class A Annual Total Returns as of December 31st

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For the most recent nine months ended September 30, 2005, Class A total return was ____%.

During the period shown in the chart for Class A, the highest return for a quarter was ____% (_______); and the lowest return was ____% (_______).

Average Annual Total Returns for the period ended December 31, 2004:

The returns in the following table include the effect of Class A’s maximum applicable sales charge (load) imposed on purchases and Class C’s maximum applicable contingent deferred sales charge (“CDSC”).

	One Year	Five Years	Since Inception[1]
Class A
Return Before Taxes
Return After Taxes on Distributions[2]
Return After Taxes on Distributions and Sale of Fund Shares[2]
S&P 500 Index (reflects no deduction for fees, expenses or taxes)
Class C
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
S&P 500 Index (reflects no deduction for fees, expenses or taxes)

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_________________________

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

1 Class A Shares were first offered on October 4, 1998; Class C Shares were first offered on November 9, 2000.

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FEES AND EXPENSES OF INVESTING IN THE FUND

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)[1]	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE	NONE

Maximum Deferred Sales Charge (Load)

(as a percentage of the lower of original purchase or redemption proceeds)	NONE[2]	2.50%[3]
Redemption Fee[4]	NONE	NONE

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees	1.75%	1.75%
Distribution (12b-1) Fees (including 0.25% shareholder services fee only for Class C)	0.50%	1.00%
Other Expenses	0.00%	0.00%
Total Annual Fund Operating Expenses	2.25%	2.75%

[1]	Processing organizations (as defined in “Purchases Without a Sales Charge”) may impose transactional fees on shareholders.

[2]

A deferred sales charge of 1.00% is assessed on redemptions of Class A shares that were purchased without an initial sales charge because they were purchases of $1 million or more or purchases by qualified retirement plans with at least 200 eligible employees if the redemption occurs within 18 months of purchase.

[3]	Imposed on Class C shares redeemed within two years of purchase.

[4]	A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.

Example:

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example uses the same assumptions as other mutual fund prospectuses: a $10,000 initial investment for the time periods indicated, reinvestment of dividends and distributions, 5% annual total return, constant operating expenses, and sale of all shares at the end of each time period. Although your actual expenses may be different, based on these assumptions your costs will be:

	1 year	3 years	5 years	10 years
Class A

If you sold your shares

at the end of the period	$790	$1,238	$1,711	$3,011

If you remain in the Fund	$790	$1,238	$1,711	$3,011

Class C
If you sold your shares
at the end of the period	$528	$853	$1,454	$3,080

If you remain in the Fund	$278	$853	$1,454	$3,080

The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

HOW TO BUY SHARES

You may invest any amount you choose, subject to the following schedule:

TYPE OF INVESTMENT	MINIMUM INITIAL INVESTMENT	MINIMUM SUBSEQUENT INVESTMENT
Taxable Accounts	$10,000	$500
Qualified Retirement Accounts	$2,000	$100
Qualified Retirement Accounts with Automatic Investment Plan	No minimum	Required $100/month for minimum of 12 consecutive months
Educational IRAs	$500	-0-
Educational IRAs with Automatic Investment Plans	No minimum	Required $100/month for minimum of 5 consecutive months

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If your investment is aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

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Initial Purchase – You may open an account and make an initial investment through securities dealers having a sales agreement with the Fund’s distributor. You may also invest directly by mail or by wire:

By Mail- To be in proper form, your initial purchase request must include:

•	a completed and signed investment application form which accompanies this Prospectus; and
•	a check (subject to the minimum amounts) made payable to the Fund.

Mail the completed application and check to:

U.S. Mail: Sparrow Growth Fund	Overnight: Sparrow Growth Fund
c/o Unified Fund Services, Inc.	c/o Unified Fund Services, Inc.
P.O. Box 6110	431 North Pennsylvania Street
Indianapolis, Indiana 46206-6110	Indianapolis, Indiana 46204

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By Wire- You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services at (888) 727-3301 to obtain instructions on how to set up your account and to obtain an account number. You should be prepared at that time to provide the information on the application.

You must mail a signed application to Unified Fund Services, Inc. (the Fund’s transfer agent), at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. The purchase price will be the net asset value next determined after the wire is received by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

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Automatic Investment Plan

You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting a minimum of $500 per month (or $100 per month for a Qualified Retirement Plan, for a minimum 12 month period) from your bank checking account. Educational IRA contributions may be made monthly by automatically deducting a minimum of $100 per month for five consecutive months from your checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Sales Charge

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Website Disclosure. The Fund maintains a website at www.sparrowfunds.com. Information about sales charges, including sales load breakpoints, the Right of Accumulation and Letters of Intent, is fully disclosed in this prospectus, which is available on the website free of charge. The Fund believes that it is very important that an investor fully consider all aspects of their investment and be able to access all relevant information in one location. Therefore, the Fund does not make the sales charge information available to investors on the Fund’s website independent of the prospectus.

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• Class A Shares

Class A shares of the Fund are purchased at the public offering price. The public offering price is the next determined net asset value per share plus a sales charge as shown in the table below. Certain persons may be entitled to purchase shares of the Fund without paying a sales commission. See "Purchases Without a Sales Charge."

Amount of Investment	Sales Charge as a % of: Public Net Offering Amount Price Invested	Dealer Reallowance as % of Public Offering Price
Less than $50,000 $50,000 but less than $100,000 $100,000 but less than $250,000 $250,000 but less than $500,000 $500,000 but less than $1,000,000 $1,000,000 or more	5.75% 6.10% 4.50% 4.71% 3.50% 3.63% 2.50% 2.56% 2.00% 2.04% None None	5.25% 4.00% 3.00% 2.15% 1.75% None

There is no initial sales charge on purchases of Class A shares of $1 million or more, or purchases by qualified retirement plans with at least 200 employees, however, a contingent deferred sales charge (“CDSC”) of 1% will be imposed if such Class A shares are redeemed within eighteen months of their purchase, based on the lower of the shares’ cost or current net asset value. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC.

In determining whether a CDSC is payable, the Fund will first redeem shares not subject to any charge. The CDSC will be waived on redemptions of shares arising out of the death or post-purchase disability of a shareholder or settlor of a living trust account, and on redemptions in connection with certain withdrawals from IRA or other retirement plans. The Fund’s distributor receives the entire amount of any CDSC you pay. See the SAI for additional information about the CDSC.

Except as stated below, the dealer of record receives commissions on sales of $1 million or more based on an investor's cumulative purchases during the one-year period beginning with the date of the initial purchase at net asset value. Each subsequent one-year measuring period for these purposes will begin with the first net asset value purchase following the end of the prior period. Such commissions are paid at the rate of 1.00% of the amount under $3 million, 0.50% of the next $47 million and 0.25% thereafter.

On sales to qualified retirement plans for which no sales charge was paid because the plan had at least 200 eligible employees, the dealer of record receives commissions during each one-year measuring period, determined as described above, at the rate of 1.00% of the first $2 million, 0.80% of the next $1 million, 0.50% of the next $16 million and 0.25% thereafter.

Under certain circumstances, the Fund’s distributor may change the reallowance to dealers and may also compensate dealers out of its own assets. Dealers engaged in the sale of shares of the Fund may be deemed to be underwriters under the Securities Act of 1933. The Fund’s distributor retains the entire sales charge on all direct initial investments in the Fund and on all investments in accounts with no designated dealer of record.

For purposes of determining the applicable sales charge, a "purchaser" includes an individual, his spouse and their children under the age of 21, purchasing shares for his or their own account; or a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary may be involved; or employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases; or an organized group, provided that the purchases are made through a central administrator, or a single dealer, or by other means which result in economy of sales effort or expense.

• Class C Shares

Class C shares of the Fund are purchased at the net asset value without deducting a sales charge. The dealer of record receives a payment from the Fund’s adviser of 1.50% of the amount you invest in Class C shares. You do not pay an initial sales charge on purchases of Class C shares and all of your purchase payment is immediately invested in the Fund. Class C shares are subject to a CDSC of 2.50% if you redeem the shares within two years of purchase, based on the lower of the shares' cost or current net asset value. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC.

In determining whether a CDSC is payable, the Fund will first redeem shares not subject to any charge. The CDSC will be waived on redemptions of shares arising out of the death or post-purchase disability of a shareholder or settlor of a living trust account, and on redemptions in connection with certain withdrawals from IRA or other retirement plans. The Fund’s distributor receives the entire amount of any CDSC you pay. See the SAI for additional information about the CDSC.

Additional Information (Class A and Class C Shares)

Shares of the Fund are sold on a continuous basis at the public offering price (for Class A shares) or net asset value (for Class C shares) next determined after receipt of a purchase order by the Fund. Purchase orders received by dealers prior to 4:00 p.m., Eastern time on any business day and transmitted to the Fund’s distributor prior to the close of the regular session of trading on the New York Stock Exchange that day are confirmed at the public offering price (for Class A shares) or net asset value (for Class C shares) determined as of the close of regular trading on that day. It is the responsibility of dealers to transmit properly completed orders so that they will be received by the Fund’s distributor prior to the close of the market. Dealers may charge a fee for effecting purchase orders. Direct purchase orders received by 4:00 p.m., Eastern time, are confirmed at that day's public offering price (for Class A shares) or net asset value (for Class C shares). Direct investments received after 4:00 p.m. and others received from dealers after 5:00 p.m. are confirmed at the public offering price next determined on the following business day.

Distribution Plans

The Fund has adopted distribution plans for its Class A and Class C shares offered through this prospectus in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under these plans, the Fund pays an annual fee to the adviser of 0.50% of the average daily net assets of the Fund invested in Class A shares, and 1.00% of such assets invested in Class C shares (0.25% for shareholder servicing and 0.75% for distribution fees), to help defray the cost of distributing the Fund’s shares and servicing its shareholders. Because these fees are an ongoing expense, over time they reduce the net investment results of the Fund and may cost you more than paying other types of sales charges. Depending on the amount of your investment and the length of time you hold your shares, your investment results will not equal the results of a different class of shares having a different sales charge and 12b-1 fee structure.

The investment adviser may pay some or all of the fees above to certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) as compensation for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. The Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

Additional Investments

You may purchase additional shares of the Fund at any time (subject to minimum investment requirements) by mail, wire, or automatic investment. Each additional mail purchase request must contain:

-your name	-the name of your account(s)
-your account number(s)	-a check made payable to Sparrow Growth Fund

Checks should be sent to the Sparrow Growth Fund at the address listed under “Initial Purchase – By Mail.” A bank wire should be sent as outlined under “Initial Purchase – By Wire.”

Purchases Without a Sales Charge (Class A Shares Only)

The persons described below may purchase and redeem Class A shares of the Fund without paying a sales charge. In order to purchase Class A shares without paying a sales charge, you must notify the Fund’s transfer agent as to which conditions apply.

•

Trustees, directors, officers and employees of the Fund or other Sparrow Funds, the adviser and service providers of the Fund, including members of the immediate family of such individuals and employee benefit plans of such entities;

•

Broker-dealers with selling agreements with the Fund’s distributor or otherwise entitled to be compensated under the Fund's 12b-1 Distribution Plans (and employees, their immediate family members and employee benefit plans of such entities);

•	Registered representatives (and their immediate family members) of broker-dealers with selling agreements with the Fund’s distributor;
•	Tax-qualified plans when proceeds from repayments of loans to participants are invested (or reinvested) in the Fund;
•

Financial planners, registered investment advisers, bank trust departments and other financial intermediaries with service agreements with the Fund’s distributor (and employees, their immediate family members and employee benefit plans of such entities);

•

Clients (who pay a fee to the relevant administrator or financial intermediary) of administrators of tax-qualified plans, financial planners, registered investment advisers, bank trust departments and other financial intermediaries, provided the administrator or financial intermediary has an agreement with the Fund’s distributor or the Fund for this purpose;

•

Clients of the Fund’s adviser who were not introduced to the adviser by a financial intermediary and, prior to the effective date of the Fund, executed investment management agreements with the adviser;

•	Separate accounts of insurance companies, provided the insurance company has an agreement with the Fund’s distributor or the Fund for this purpose;
•	Participants in wrap account programs, provided the broker-dealer, registered investment adviser or bank offering the program has an agreement with the Fund’s distributor or the Fund for this purpose.

In addition, Class A shares of the Fund may be purchased at net asset value through processing organizations (broker-dealers, banks or other financial institutions) that have a sales agreement or have made special arrangements with the Fund’s distributor. When shares are purchased this way, the processing organization, rather than its customer, may be the shareholder of record of the shares. The minimum initial and subsequent investments in the Fund for shareholders who invest through a processing organization generally will be set by the processing organization. Processing organizations may also impose other charges and restrictions in addition to, or different from, those applicable to investors who remain the shareholder of record of their shares. Thus, an investor contemplating investing with the Fund through a processing organization should read materials provided by the processing organization in conjunction with this Prospectus.

Right of Accumulation (Class A Shares Only)

Any "purchaser" (as defined above) may buy Class A shares of the Fund at a reduced sales charge by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the Fund then held by the purchaser and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all Class A shares purchased thereafter.

Letter of Intent (Class A Shares Only)

A Letter of Intent for amounts of $50,000 in Class A shares or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes all purchases of Class A shares of the Fund over the 13-month period based on the total amount of intended purchases plus the value of all Class A shares previously purchased and still owned. An alternative is to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact the Fund’s transfer agent to obtain a Letter of Intent application.

Tax Sheltered Retirement Plans

Since the Fund is oriented to longer-term investments, the Fund may be an appropriate investment medium for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Fund’s transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax adviser regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call Shareholder Services at (888) 727-3301 about the IRA custodial fees.

Other Purchase Information

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The Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. You may be prohibited or restricted from making future purchases in the Fund. Checks should be made payable to the Fund. The Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders, credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks and bank official checks may be accepted in amounts greater than $10,000. In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired). Signature guarantee stamps may be required on identification documentation. All documentation requiring a signature guarantee stamp must utilize a New Technology Medallion stamp, generally available from the bank where you maintain a checking or savings account.

The Fund may authorize one or more brokers or other intermediaries (an “Intermediary”) to receive on its behalf purchase and redemption orders. Such Intermediaries would be authorized to designate others to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized Intermediary or, if applicable, its authorized designee, receives the order. Customer orders will be priced at the Fund’s net asset value next computed after they are received by an authorized Intermediary and accepted by the Fund. If you purchase or redeem shares through an Intermediary, you may be charged a fee by that Intermediary.

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HOW TO REDEEM SHARES

You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. Any applicable CDSC will be subtracted from your redemption amount or your account, as you direct. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. The fee is subject to change. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares. If you redeem your shares through a broker/dealer or other institution, you may be charged a fee by that institution.

By Mail: You may redeem any part of your account in the Fund by mail. Your request should be addressed to:

U.S. Mail:	Sparrow Growth Fund	Overnight:	Sparrow Growth Fund
	11330 Olive Boulevard		11330 Olive Boulevard
	Suite 230		Suite 230
	St. Louis, MO 63141		St. Louis, MO 63141

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Your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares are processed at the net asset value next calculated after the Fund receives your order in proper form, less any applicable CDSC. To be in proper form, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund may also require a signature guarantee for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. All documentation requiring a signature guarantee must utilize a New Technology Medallion Stamp. Please call Shareholder Services at (888) 727-3301 if you have questions. At the discretion of the Fund or the Fund’s transfer agent, you may be required to furnish additional legal documents to insure proper authorization.

By Telephone: You may redeem any part of your account in the Fund by calling Shareholder Services at (888) 727-3301. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption instructions communicated by telephone that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

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The Fund or the transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving, and in a timely fashion, responding to telephone requests for redemptions. If you are unable to reach the Fund by telephone, you may request a redemption by mail.

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Policy on Market Timing: The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees will not permit the Fund to enter into any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

While the Fund attempts to deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated is not known by the Fund. The Fund reserves the right to reject any purchase order for any reason, including purchase or redemption orders that it does not think are in the best interest of the Fund or its shareholders, or if the Fund thinks that trading is abusive, such as trading by persons believed to be market-timers. The Fund has not entered into any arrangements with any person to permit frequent purchases and redemptions of Fund Shares.

Additional Information: If you are not certain of the requirements for a redemption please call Shareholder Services at (888) 727-3301. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. You may be assessed a fee if the Fund incurs bank charges because you direct the Fund to re-issue a redemption check. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Fund may suspend redemptions or postpone payment dates.

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Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days' written notice if the value of your shares in the Fund falls below $2,000 due to redemptions, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss which may have tax consequences about which you should consult a tax adviser.

DETERMINATION OF NET ASSET VALUE

The price you pay for your Class A or Class C shares of the Fund is based on the net asset value per share (“NAV”). The NAV of each class is calculated as of the close of trading (normally 4:00 p.m. Eastern time) on each business day on which the New York Stock Exchange is open for trading (“Business Day”). The NAV of each class is calculated separately by dividing the value of the total assets of the class (including dividends and interest accrued but not yet received) minus liabilities of the class (including accrued expenses) by the total number of outstanding shares of the class. Purchases and redemptions of Class A and Class C shares of the Fund will be made at the NAV next calculated after an order is received by the Fund in proper form, plus any applicable sales charge. Because the value of the Fund's investment portfolio changes every Business Day, the NAV usually changes as well.

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The Fund’s assets are generally valued at their market value. If market prices are not available or, in the adviser’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading that materially affects fair value, the adviser may value the Fund’s assets according to policies approved by the Fund’s Board of Trustees. For example, if trading in a particular stock is halted and does not resume before the Fund calculates its NAV, the adviser may need to price the security using the Fund’s good faith pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders or that the Fund will receive fair valuation upon the sale of a security.

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DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions. The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request. The Fund expects that its distributions will consist primarily of capital gains.

Taxes. Investment income distributed by the Fund generally will consist of interest income and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary income. Dividends normally will be distributed by the Fund on an annual basis.

The Fund will distribute net capital gains to its shareholders normally once a year. Capital gains are generated when a Fund sells its assets for a profit. Capital gains are taxed differently depending on how long the Fund has held the asset sold. Distributions of gains recognized on the sale of assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of assets held longer than one year are taxed at lower long-term capital gains rates. If the Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the Fund automatically will be invested in additional Fund shares. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash.

You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to the Fund’s shareholders. These transactions typically create the following tax liabilities for taxable accounts:

Summary of Certain Federal Income Tax Consequences for Taxable Accounts

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The following discussion reflects the enactment of the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “2003 Tax Act“).

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Type of Transaction	Tax Status

Qualified dividend income	Generally maximum 15% on non-corporate
taxpayers

Net short-term capital gain distributions	Ordinary income rate

Net long-term capital gain distributions	Generally maximum 15% on non-corporate taxpayers*

Sales of shares

(including redemptions) owned	Gains taxed at generally maximum 15%
more than one year	on non-corporate taxpayers*

Sales of shares

(including redemptions) owned	Gains are taxed at the same rate as ordinary income;
for one year or less	losses are subject to special rules

*For gains realized between May 6, 2003 and December 31, 2008.

Under the 2003 Tax Act, effective for taxable years after December 31, 2002 through December 31, 2008, designated income dividends paid by the Fund to non-corporate shareholders generally will qualify for a maximum federal income tax rate of 15% to the extent such income dividends are attributable to qualified dividend income from the Fund’s investment in common and preferred stock of U.S. and foreign corporations, provided that certain holding period and other requirements are met. However, to the extent that the Fund has ordinary income from investments in debt securities, for example, such as interest income, income dividends paid by the Fund and attributable to that income will not qualify for the reduced tax rate.

If shares of the Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.

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If you are a non-corporate shareholder and if the Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service 28% of your distributions and sales proceeds. If you are subject to back up withholding, we also will withhold and pay to the IRS 28% of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

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Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

MANAGEMENT OF THE FUND

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Sparrow Capital Management Incorporated, 11330 Olive Blvd., Suite 230, St. Louis, MO 63141, manages the Fund's investments. The adviser is an independent registered investment adviser and, as of October 31, 2005, had over $___ million of equity and fixed income assets under management. Clients primarily include high net worth individuals and families, but also include a number of institutional clients such as pension funds. The firm was founded in 1988 by President Gerald R. Sparrow. Mr. Sparrow controls the adviser.

The Fund is authorized to pay the adviser a fee equal to an annual rate of 1.75% each of the average daily net assets of te Fund. The adviser pays all of the operating expenses of the Fund except brokerage, taxes, interest, 12b-1 fees and expenses of non-interested person trustees and extraordinary expenses. It should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the adviser.

The adviser, not the Fund, may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

The Fund’s annual report for the fiscal year ended August 31, 2005 contains information about the factors that the Board of Trustees considered in approving the Fund’s investment advisory agreement.

Portfolio Managers: The adviser’s investment committee will be responsible for making investment decisions for the Fund. Gerald R. Sparrow and David Presson are the sole members of the adviser’s investment committee.

Mr. Sparrow has day-to-day responsibility for managing the Fund’s portfolio and ultimate decision-making authority in selecting portfolio securities. Mr. Sparrow is the President and Chief Investment Officer of the adviser and guides the growth, development, and overall investment philosophy of the adviser. Mr. Sparrow has over __ years investment management experience. In addition to his responsibilities at the adviser, Mr. Sparrow also serves as the General Partner of Sparrow Fund L.P., a private investment partnership. Mr. Sparrow graduated summa cum laude from the University of Missouri with a BS in Business in 1985 and he received an MBA from Washington University in 1987.

Mr. David Presson, CFA, serves on the investment committee and makes recommendations with respect to the Fund’s investments, subject to Mr. Sparrow’s approval. Mr. Presson is the Chief Financial Officer and Director of Research of the adviser. Mr. Presson has over 20 years of investment management experience. From 1996 to 2003, Mr. Presson was at Banc of America Capital Management, an investment management subsidiary of Bank of America, N.A., where he served in various positions, including as the Director of Research and the senior equity analyst for the retail and restaurant industry. Prior to that time, Mr. Presson was a limited partner and an equity analyst at Edward Jones, a large national brokerage firm. Mr. Presson graduated cum laude from Murray State University in 1981. He earned the Chartered Financial Analyst designation in 19__.

The Fund’s Statement of Additional Information provides additional information about the portfolio managers, including each portfolio manager’s compensation, other accounts that he manages, and his ownership of shares of the Fund.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for Class A shares for the fiscal years ended August 31, 2000 through 2005 and for Class C shares for the period November 9, 2000 (commencement of operations) through August 31, 2001 and for the fiscal years ended August 31, 2002 through 2005. The total returns in the table represent the rate that you would have earned (or lost) on an investment in Class A or Class C shares of the Fund (assuming reinvestment of all dividends and distributions). This information for the fiscal years ended August 31, 2005 and August 31, 2004 has been audited by the Fund’s independent registered public accountant, Cohen McCurdy, Ltd., whose reports, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request and without charge. Years prior to 2004 were audited by other auditors.

(For a Fund share outstanding throughout the period)

Sparrow Growth Fund - Class A Financial Highlights
	Year ended August 31, 2005	Year ended August 31, 2004	Year ended August 31, 2003		Year ended August 31, 2002		Year ended August 31, 2001
Selected Per Share Data
Net asset value, beginning of period	$ 11.64	$ 10.97	$ 10.46		$ 11.46		$ 17.94
Income from investment operations Net investment income (loss)	(0.11)	(0.14)	(0.11)	(a)	(0.09)	(a)	(0.18)	(a)
Net realized and unrealized gain (loss)	1.57	0.81	0.62		(0.91)		(6.28)
Total from investment operations	1.46	0.67	0.51		(1.00)		(6.46)
Less Distributions to shareholders:
From net investment income	-	-	-		-		-
From net realized gain	-	-	-		-		(0.02)
Total distributions	-	-	-		-		(0.02)

Net asset value, end of period	$ 13.10	$ 11.64	$ 10.97		$ 10.46		$ 11.46

Total Return (b)(c)	12.54%	6.11%	4.88%		(8.73)%		(36.03)%

Ratios and Supplemental Data
Net assets, end of period (000)	$ 7,119	$ 6,690	$ 5,931		$ 4,666		$ 6,468
Ratio of expenses to average net assets	2.25%	2.25%	2.29%		2.21%		2.31%
Ratio of net investment income to average net assets	(0.87)%	(2.00)%	(1.12)%		(0.81)%		(1.31)%
Portfolio turnover rate	49.94%	78.12%	164.65%		218.18%		144.44%
(a)	Net investment income (loss) per share is based on average shares outstanding during the period.
(b)	Total return calculation does not reflect load.
(c)	Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.

Sparrow Growth Fund - Class C Financial Highlights
	Year ended August 31, 2005	Year ended August 31, 2004	Year ended August 31, 2003		Year ended August 31, 2002		Year ended August 31, 2001 (a)
Selected Per Share Data
Net asset value, beginning of period	$ 11.35	$ 10.78	$ 10.30		$ 11.40		$ 15.40
Income from investment operations Net investment income (loss)	(0.11)	(0.13)	(0.20)	(b)	(0.10)	(b)	(0.17)	(b)
Net realized and unrealized gain (loss)	1.48	0.70	0.68		(1.00)		(3.83)
Total from investment operations	1.37	0.57	0.48		(1.10)		(4.00)
Less Distributions to shareholders:
From net investment income	-	-	-		-		-
From net realized gain	-	-	-		-		-
Total distributions	-	-	-		-		--

Net asset value, end of period	$ 12.72	$ 11.35	$ 10.78		$ 10.30		$ 11.40

Total Return (c)(d)	12.07%	5.29%	4.66%		-9.65%		-25.97%	(e)

Ratios and Supplemental Data
Net assets, end of period (000)	$ 459	$ 227	$ 202		$ 406		$ 316
Ratio of expenses to average net assets	2.74%	2.75%	2.72%		2.75%		2.72%	(f)
Ratio of net investment income to average net assets	(1.36)%	(2.00)%	(2.11)%		(0.98)%		(1.66)%	(f)
Portfolio turnover rate	49.94%	78.12%	164.65%		218.18%		144.44%

</r> (a) For the period November 9, 2000 (Commencement of Operations) through August 31, 2001.
(b) Net investment income (loss) per share is based on average shares outstanding during the period.
(c) Total return calculation does not reflect load.
(d) Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(e) Not annualized.
(f) Annualized.

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number and date of birth); and
•

Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund’s custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

FOR MORE INFORMATION

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Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated into this prospectus by reference, contains detailed information on Fund policies and operations, including policies and procedures relating to the disclosure of Fund portfolio holdings by the Funds’ affiliates. The Annual and Semi Annual Reports detail the Fund’s actual investments as of the report dates. The reports include a discussion by Fund management of recent market conditions, economic trends, and investment strategies that significantly affected Fund performance during the reporting period.

You can get free copies of the current Annual and Semi Annual Reports, as well as the SAI, by contacting Shareholder Services at (888) 727-3301. You may also request other information about the Fund and make shareholder inquiries. Alternatively, the Fund’s SAI and Annual and Semi Annual reports are available, free of charge, at the Fund’s Internet site at www.sparrowfunds.com.

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You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: href="mailto:publicinfo@sec.gov">publicinfo@sec.gov , or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act File No. 811-08897

SPARROW GROWTH FUND

STATEMENT OF ADDITIONAL INFORMATION

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December __, 2005

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus of Sparrow Growth Fund dated December __, 2005. This SAI incorporates by reference the Fund’s Annual Report to Shareholders for the fiscal year ended August 31, 2005 (“Annual Report”). A free copy of the Prospectus or Annual Report can be obtained by writing the Transfer Agent at P.O. Box 6110, Indianapolis, Indiana, 46206-6110, or by calling Shareholder Services at 1-888-727-3301.

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TABLE OF CONTENTS

<r> DESCRIPTION OF THE TRUST AND FUND	2
ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS	3

DESCRIPTION OF THE TRUST AND FUND

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Sparrow Growth Fund (the “Fund”) was organized as a series of Sparrow Funds (the “Trust”) on July 14, 1998. The Trust is an open-end management diversified investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated July 14, 1998 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is the only series currently authorized by the Trustees. Sparrow Capital Management Inc. serves as the Fund’s investment adviser (the “Adviser”).

The shares of the Fund are divided into two classes, designated Class A and Class C shares. The differing sales charges and other expenses applicable to the different classes of the Fund’s shares may affect the performance of those classes. Broker/dealers and others entitled to receive compensation for selling or servicing Fund shares may receive more with respect to one class than another. The Board of Trustees of the Trust does not anticipate that there will be any conflicts among the interests of the holders of the different classes of Fund shares. On an ongoing basis, the Board will consider whether any such conflict exists and, if so, take appropriate action. More information concerning the classes of shares of the Fund may be obtained by calling Shareholder Services at 1-888-727-3301.

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The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund’s transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

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Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. The Declaration of Trust can be amended by the Trustees, except that any amendment that adversely effects the rights of shareholders must be approved by the shareholders affected. Each share of the Fund is subject to involuntary redemption if the Trustees determine to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

As of November 30, 2005, the following persons may be deemed to beneficially own five percent (5%) or more of the Class A shares of the Fund:

As of November 30, 2005, the following persons may be deemed to beneficially own five percent (5%) or more of the Class C shares of the Fund:

As of November 30, 2005, the following shareholder owned 25% or more of the Fund:________.

As of November 30, 2005, the officers and Trustees as a group beneficially owned ____% of the Fund.

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Upon sixty days prior written notice to shareholders, the Fund may make redemption payments in whole or in part in securities or other property if the Trustees determine that existing conditions make cash payments undesirable. For other information concerning the purchase and redemption of shares of the Fund, see “How to Buy Shares” and “How to Redeem Shares” in the Fund’s Prospectus. For a description of the methods used to determine the share price and value of the Fund’s assets, see “Determination of Net Asset Value” in the Fund’s Prospectus.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

This section contains a discussion of some of the investments the Fund may make and some of the techniques it may use.

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Corporate Debt Securities. Each Fund may invest in corporate debt securities. These are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper which consists of short term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Adviser considers corporate debt securities to be of investment grade quality if they are rated at the time of purchase BBB/Baa or higher by Standard & Poor’s Ratings Group (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”), or, if unrated, determined by the Adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements. If the rating of a security subsequently drops below investment grade, the Adviser will dispose of the security as soon as practicable (depending on market conditions) unless the Adviser determines based on its own credit analysis that the security provides the opportunity of meeting the Fund’s objective without presenting excessive risk.

Equity Securities. The Fund invests in common stock and other types of equity securities. Equity securities consist of common stocks, preferred stocks, convertible preferred stocks, convertible debentures, American Depositary Receipts, rights and warrants, and investment companies which invest primarily in the above. Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Convertible debentures are debt instruments that can be converted into common stock pursuant to their terms. Warrants are options to purchase equity securities at a specified price for a specified time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Equity securities also include common stocks and common stock equivalents of domestic real estate investment trusts and other companies which operate as real estate corporations or which have a significant portion of their assets in real estate. The Fund will not acquire any direct ownership of real estate.

Foreign Securities Risk. The Fund may invest in foreign equity securities directly, or by purchasing American Depository Receipts (“ADRs”). An ADR is a certificate evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. They are alternatives to the direct purchase of the underlying securities in their national markets and currencies. To the extent that the Fund does invest in foreign securities, such investments may be subject to special risks. Such risks include:

1.            General Foreign Securities Risk. When the Fund invests in foreign securities, including investments in other investment companies that hold a portfolio of foreign securities, it will be subject to additional risks not typically associated with investing in U.S. Government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. In addition, the value of securities denominated in foreign currency can change when foreign currencies strengthen or weaken relative to the U.S. dollar. These currency movements may negatively impact the value of a Fund’s portfolio even when there is no change in the value of the related security in the issuer’s home country. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

Foreign investments also may be riskier than U.S. investments because of fluctuations in currency exchange rates. Securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. The Adviser does not hedge against currency movements in the various markets in which the Fund invests so the value of the Fund is subject to the risk of adverse changes in currency exchange rates.

2.            Emerging Market Risk. To the extent that the Fund invests in securities of foreign companies in emerging markets, the Fund will be subject to additional risks that may be different from, or greater than, risks of investing in securities of foreign companies based in developed countries. These risks include: illiquidity, significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital; currency declines and inflation (including rapid fluctuations in inflation rates).

Investment Companies Securities. The Fund will invest in the securities of other investment companies, primarily exchange-traded funds (“ETFs”) (also called underlying funds). When the Fund invests in ETFs, it will indirectly bear its proportionate share of any fees and expenses payable directly by the investment company. In connection with its investments in other investment companies, the Fund will incur higher expenses, many of which may be duplicative.

Popular ETFs include iShares, SPDRs, DIAMONDS and QQQQs. SPDRs are S&P Depositary Receipts that represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of securities that closely tracks the price performance and dividend yield of the S&P 500 Composite Price Index. SPDRs trade on the American Stock Exchange under the symbol SPY. A MidCap SPDR is similar to a SPDR except that it tracks the performance of the S&P MidCap 400 Index and trades on the American Stock Exchange under the symbol MDY. DIAMONDS represent ownership in the DIAMONDS Trust, a unit investment trust that serves as an index to the Dow Jones Industrial Average (the “Dow”) in that its holding consists of the 30 component stocks of the Dow. DIAMONDS trade on the American Stock Exchange under the symbol DIA. QQQQs (NASDAQ-100 Index Tracking Stock) represent ownership in the NASDAQ-100 Trust, a unit investment trust that attempts to closely track the price and yield performance of the NASDAQ 100 Index by holding shares of all the companies in the Index. QQQQs trade on the American Stock Exchange under the symbol QQQQ. Exchange-traded products also include iShares, HOLDRs, Fidelity Select Portfolios, Select Sector SPDRs, Fortune e-50, Fortune 500, streetTRACKS and VIPERs.

The Fund may also invest in various sector ETFs such as the Basic Industries Select Sector Index, Consumer Services Select Sector Index, Consumer Staples Select Sector Index, Cyclical/Transportation Select Sector Index, Energy Select Sector Index, Financial Select Sector Index, Industrial Select Sector Index, Technology Select Sector Index, Utilities Select Sector Index. Additionally, the Fund may invest in new exchange traded shares as they become available.

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Repurchase Agreements. A repurchase agreement is a short term investment in which the purchaser (i.e., the Fund) acquires ownership of an obligation issued by the U.S. Government or by an agency of the U.S. Government (a “U.S. Government obligation”) (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with U.S. Bank, the Fund’s Custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Fund’s Adviser to be creditworthy. The Fund’s Adviser monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions.

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Portfolio Turnover.  The Fund may sell portfolio securities without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. The Fund’s portfolio turnover rate is the percentage of its portfolio that is bought and sold to exchange for other securities and is expressed as a percentage of its total assets. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. The Fund’s portfolio turnover rate changed from 78.12% for the fiscal year ended August 31, 2004 to ____% for the fiscal year ended August 31, 2005.

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CONTINGENT DEFERRED SALES CHARGE

For Class A shares, a contingent deferred sales charge (“CDSC”) of 1.00%, based on the lower of the shares’ cost and current net asset value, will be imposed on purchases of $1 million or more, or purchases by qualified retirement plans with at least 200 eligible employees, if the shares are redeemed within eighteen months of purchase.

For Class C shares, a CDSC of 2.50%, based on the lower of the shares’ cost and current net asset value, will be imposed on redemptions of shares within two years of purchase.

No CDSC is imposed on shares of any class subject to a CDSC (“CDSC Shares”) to the extent that the CDSC Shares redeemed (i) are no longer subject to the holding period therefore, or (ii) resulted from reinvestment of a distribution on CDSC Shares. In determining whether the CDSC applies to each redemption of CDSC Shares, CDSC Shares not subject to a CDSC are redeemed first.

The Fund will waive any CDSC on redemptions, (a) in the case of individual, joint or Uniform Transfers to Minors Act accounts, in the event of death or post-purchase disability of a shareholder, (b) for the purpose of paying benefits pursuant to tax-qualified retirement plans (“Benefit Payments”), or, (c) in the case of living trust accounts, in the event of death or post-purchase disability of the settlor of the trust. Benefit payments currently include, without limitation, (1) distributions from an IRA due to death or disability, (2) a return of excess contributions to an IRA or 401(k) plan, and (3) distributions from retirement plans qualified under Section 401(a) of the Code or from a 403(b) plan due to death, disability, retirement or separation from service. These waivers may be changed at any time.

INVESTMENT LIMITATIONS

Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this SAI, the term “majority” of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff.

3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

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7. Concentration. The Fund will not invest 25% or more of its total assets in any particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto. With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

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Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see “Investment Restrictions” above).

1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2. Borrowing. The Fund will not engage in borrowing, except as set forth above.

3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

4. Illiquid Securities. The Fund will not invest more than 15% of its net assets in illiquid securities.

5. Options. The Fund will not purchase or sell puts, calls, options or straddles.

6. Loans. The Fund will not loan its portfolio securities.

7. Reverse Repurchase Agreements. The Fund will not enter into reverse repurchase agreements.

THE INVESTMENT ADVISER

The Fund’s investment adviser is Sparrow Capital Management Incorporated (the “Adviser”). Gerald R. Sparrow is the controlling shareholder of the Adviser.

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Under the terms of the management agreement (the “Agreement”), the Adviser manages the Fund’s investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage, taxes, borrowing costs (such as interest and dividend expenses), Rule 12b-1 distribution expenses, fees and expenses of the non-interested person trustees and extra-ordinary expenses. As compensation for its management services and agreement to pay the Fund’s expenses, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.75% of the average daily net assets of the Fund. The Adviser may waive all or part of its fee, at any time, and at its sole discretion, but such action shall not obligate the Adviser to waive any fees in the future.

The Fund has paid the following advisory fees for the years indicated in the table below:

Fiscal Year Ended August 31, 2005	Fiscal Year Ended August 31, 2004	Fiscal Year Ended August 31, 2003
$________	$126,608	$83,036

The Management Agreement between the Trust the Adviser on behalf of the Fund was approved by the Board of Trustees, including the Trustees who are not interested persons of the Trust or interested parties to the Agreement (collectively, the “Independent Trustees”), at an in-person meeting held on October 27, 2005. In determining whether to approve the Agreement, the Board requested and reviewed materials furnished by the Adviser in advance of the meeting, including current financial statements, a memorandum to the Board and the Adviser’s Form ADV Part I and II. The President of the Adviser represented to the Board that it has in place a compliance program, including a Code of Ethics, reasonably designed to prevent violations of the federal securities laws. The Board also reviewed independent analyses prepared by the Trust’s administrator comparing the Fund’s advisory fee, total expenses and performance returns for the past twelve months to fees, expenses and returns of other mutual funds of comparable size with similar investment objectives (the “peer group”).

In considering the Agreement, the Trustees primarily concluded that: (1) the Fund has good long-term performance compared to its peer group and benchmark; (2) the Adviser is required to cap Fund expenses (other than 12b-1 fees and certain other operating expenses) at 1.75% of the Fund’s average daily net assets; (3) the Fund’s total expenses (after reimbursement) is comparable to expenses of its peer group; (4) the Adviser has stated that it will not engage in soft dollar arrangements pursuant to which mutual fund brokerage is directed to a broker-dealer in order for the Adviser to obtain access to research services that benefit its portfolio management services; and (5) the Agreement is not profitable for the Adviser due to the Fund’s small size and the Adviser’s obligation to pay Fund expenses that exceed a certain level. The Trustees did not consider economies of scale issues because of the Fund’s small size. As a result of their considerations, the Trustees, including the Independent Trustees, each unanimously determined that the Management Agreement is in the best interests of the Fund and its shareholders.

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The Adviser retains the right to use the name “Sparrow” in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust’s right to use the name “Sparrow” automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Adviser on ninety days written notice.

The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

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About the Portfolio Managers

The Adviser’s investment team is jointly and primarily responsible for the day-to-day management of the Fund. Gerry Sparrow and David Presson (each a “Portfolio Manager,” or collectively, the “Portfolio Managers”) comprise the Adviser’s investment team. Gerry Sparrow has ultimate decision making authority for the Fund. As of August 31, 2005, the Portfolio Managers were responsible for the management of the following types of other accounts in addition to the Fund:

Portfolio Manager	Total Accounts By Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Gerry Sparrow	Investment Companies: 0 Pooled Investment Vehicles: 1 Other Accounts: 293	Investment Companies: N/A Pooled Investment Vehicles: 2.9 Million Other Accounts: 68 Million	Investment Companies: N/A Pooled Investment Vehicles: 1 Other Accounts: 0	Investment Companies: N/A Pooled Investment Vehicles: 2.9 Million Other Accounts: N/A
David Presson	Investment Companies: 0 Pooled Investment Vehicles: 1 Other Accounts: 293	Investment Companies: N/A Pooled Investment Vehicles: 2.9 Million Other Accounts: 68 Million	Investment Companies: N/A Pooled Investment Vehicles: 1 Other Accounts: 0	Investment Companies: N/A Pooled Investment Vehicles: 2.9 Million Other Accounts: N/A

Each Portfolio Manager is compensated for his services by the Adviser. During the most recent fiscal year ended August 31, 2005, each Portfolio Manager received a fixed salary and a quarterly discretionary bonus based on the profitability of the Adviser. The quarterly discretionary bonus is paid out of profits of the Adviser, if any, but is otherwise not specifically tied to the performance of any particular account. The quarterly bonuses are paid based on the profits realized by the Adviser in the relevant quarter as compared to the previous quarter (on a post-tax basis), and after retaining a fixed percentage of the profits for reinvestment in the firm. Mr. Sparrow, as an employees of the Adviser with three or more years of experience with the Adviser participate in the Adviser’s retirement plan, including Gerry Sparrow. David Presson was not eligible for participation.

The Portfolio Managers also provide management services to a private investment partnership. The private investment partnership has a similar investment objective and is managed using a similar strategy to that used to manage the Fund, except that the private investment partnership also may use strategies that are unavailable to the Fund (e.g., short sales). In addition, the private investment partnership is less diversified than the Fund.

As the manager of the private investment partnership, the Adviser receives a performance-based incentive fee from the private investment partnership which may result in a higher management fee than the fee received from the Fund.  The performance fee is based on the appreciation in each limited partner’s capital account as of the last day of the fiscal year (after giving effect to the management fees and all other expenses) over the higher of (i) the beginning value of the account on the first day of the fiscal year or (ii) the high-water mark (i.e., the highest account value for which a performance fee was awarded during the preceding fiscal years). This performance fee is in addition to the asset-based management fee that the Adviser receives for managing the private investment partnership’s portfolio.

As set forth above, the Portfolio Managers also provide investment advisory and other services to other retail accounts. In addition, each Portfolio Manager may carry on investment activities for his own account(s) and/or the accounts of family members. The Fund has no interest in these activities. As a result of the foregoing, each Portfolio Manager is engaged in substantial activities other than on behalf of the Fund, and may have differing economic interests in respect of such activities and may have conflicts of interest in allocating investment opportunities. For example, the Portfolio Managers may manage such other accounts on terms that are more favorable than the terms on which the Adviser manages the Fund, such as in cases where the Adviser receives higher fees from the other accounts than the management fee received from the Fund, or with respect to the private investment partnership in connection with which the Adviser are entitled to receive a portion of the performance fee paid by the hedge fund.

There may be circumstances under which the Portfolio Managers will cause one or more other accounts to commit a larger percentage of their assets to an investment opportunity than the percentage of the Fund’s assets that the Portfolio Managers commit to such investment. There also may be circumstances under which the Portfolio Managers purchase or sell an investment for the other accounts and do not purchase or sell the same investment for the Fund, or purchase or sell an investment for the Fund and do not purchase or sell the same investment for the other accounts.

It is generally the Adviser’s policy that investment decisions for all accounts managed by the Portfolio Managers be made based on a consideration of the accounts’ respective investment objectives and policies, and other needs and requirements affecting the accounts; and that investment transactions and opportunities be fairly allocated among the Fund and other accounts. For example, the Adviser has written policies and procedures with respect to allocation of block trades and/or investment opportunities among the Fund and other clients of the Adviser. When feasible, the Portfolio Managers will group or block various orders to more efficiently execute orders and receive reduced commissions in order to benefit the Fund and other client accounts. In the event that more than one client wants to purchase or sell the same security on a given date and limited quantities are available, the purchases and sales will normally be made on a pro rata, average price per share basis.

As of August 31, 2005, the Portfolio Managers beneficially owned Fund shares in the amounts indicated in the table below:

Portfolio Manager	Dollar Amount of Fund Shares Beneficially Owned
Gerry Sparrow	$500,001 to $1 Million
David Presson	$1 – 10,000

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TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Richard N. Priest 132 N. Newstead Avenue St. Louis, MO 63108 Year of Birth: 1931	Trustee	Indefinite Term; since 2003	Vice President (Retired) of the New York Stock Exchange	1	South Side Day Nursery
Donald D. Woodruff 134 Chardonay St. Louis, MO 63031 Year of Birth: 1956	Trustee	Indefinite Term; Since inception.	President of Robinson, Inc. a retail (sales of hearing aids) company from June 1992 through present.	1	None

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.

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Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Gerald R. Sparrow* 11330 Olive Boulevard Suite 230 St. Louis, MO 63141 Year of Birth: 1959	Trustee, President , Secretary, Treasurer and Interim Chief Compliance Officer	Indefinite Term; Since inception.	Director and President of Sparrow Capital Management Incorporated; Former President of Buford Dickson Harper Sparrow, an advisory company; General partner of Sparrow Fund L.P., an advisory company.	1	None

*Mr. Sparrow is an “interested” person because he is the president of the Adviser.

The following table contains information for each Trustee regarding equity securities beneficially owned by a Trustee in the Fund or in any registered investment companies overseen by the Trustee within the same family of investment companies as the Fund determined as of December 31, 2004.

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Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies

Gerald R. Sparrow	Over $100,000	Over $100,000
Richard N. Priest	None	None
Donald D. Woodruff	None	None

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The compensation paid to the Trustees by the Fund for the fiscal year ended August 31, 2005 is set forth in the following table.

Name of Person, Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust (the Trust is not a Fund Complex)
Gerald R. Sparrow, Trustee, President, Treasurer and Interim Chief Compliance Officer	$0	$0	$0	$0
Richard N. Priest, Trustee	$0	$0	$0	$0
Donald D. Woodruff, Trustee	$0	$0	$0	$0

The Trust’s audit committee consists of independent trustees Richard N. Priest and Donald D. Woodruff. The audit committee is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of the financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board of Trustees. The audit committee held __ meetings during the fiscal year ended August 31, 2005.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

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Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker.

To the extent that the Fund and another of the Adviser’s clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made by random client selection.

The Fund paid the following brokerage commissions for the years indicated in the table below:

Fiscal Year Ended August 31, 2005	Fiscal Year Ended August 31, 2004	Fiscal Year Ended August 31, 2003
$________	$27,587	$54,196

The Trust, the Adviser, and the Fund’s Distributor have each adopted a Code of Ethics (the “Code”) under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the Securities and Exchange Commission.

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DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and filed with the Securities and Exchange Commission (the “SEC”) on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Fund must provide a copy of the schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

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From time to time, the Fund may disclose its portfolio holdings to third-parties who provide services to the Fund if such information is necessary to the provision of the services (e.g., to a rating agency for use in developing a rating or to data reporting platforms). The Fund also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), pricing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers. When made, such disclosures will be made subject to a requirement that the service provider keeps such information confidential. Third party servicing agents generally are subject to an independent obligation not to trade on confidential information under their code of ethics and/or as a result of common law precedents; however, the Fund does not require an independent confirmation from the third parties that they will not trade on the confidential information.

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The Fund is prohibited from entering into any arrangements with any person to make available information about the Fund’s portfolio securities without the specific approval of the Board. Except as provided above, the Fund has not entered into any arrangements with any person to disclose its portfolio holdings. The Fund’s Adviser will submit any arrangement pursuant to which the Adviser intends to disclose the Fund’s portfolio holdings to the Board, which will review such arrangement to determine that it is in the best interest of Fund shareholders.

In addition, the policies and procedures adopted by the Trustees on behalf of the Fund prohibit the Adviser or any other affiliated person from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings.

DISTRIBUTION PLANS

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The Fund has adopted Plans pursuant to Rule 12b-1 under the Investment Company Act of 1940 with regard to Class A shares and Class C shares. Under the Class A Plan, the Fund is authorized to incur distribution expenses at a maximum annual rate of 0.50% of the average daily net assets of the Fund for Class A shares. The expenses may include, but are not limited to, the following: (a) payments to securities dealers and others that are engaged in the sale of shares, that may be advising shareholders of the Trust regarding the purchase of Fund shares, that hold shares of the Fund in omnibus accounts or as shareholders of record, or provide shareholder support or administrative services; (b) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (c) costs of formulating and implementing marketing and promotional activities; (d) costs of preparing, printing and distributing sales literature; and (e) costs of implementing and operating the Distribution Plans. The Adviser receives 0.50% of Class A shares and 0.75% of Class C shares for the distribution services described above. The remaining 0.25% of Class C shares is paid by the Adviser to various financial or processing organizations for providing shareholder services. The Plans are designed to promote the sale of shares of the Fund.

For the fiscal year ended August 31, 2005, the Fund paid distribution fees of $___ under the Distribution Plan, relating to the following types of activities:

Activity	Amount		Allocation
	Class A	Class A	Class C	Class C
Advertising/Marketing	$_________	$_________	$_________	$________
Printing and Mailing Prospectus to potential investors	$_________	$_________	$_________	$________
Compensation to Underwriter	$_________	$_________	$_________	$________
Compensation to Broker-Dealers	$_________	$_________	$_________	$________
Compensation to Sales Personnel	$_________	$_________	$_________	$________

Interest, carrying, or other financing charges	$_________	$_________	$_________	$________
Other	$_________	$_________	$_________	$________

The Trustees expect that each Plan will significantly enhance the Fund’s ability to distribute its shares. These Plans are compensation plans, which means that compensation is provided irrespective of actual 12b-1 fees incurred. The Plans have been approved by the Fund’s Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Fund and who have no direct or indirect financial interest in the Plan or any related agreement, by a vote cast in person. Continuation of each Plan and the related agreements must be approved by the Trustees annually, in the same manner, and either Plan or any related agreement may be terminated at any time without penalty by a majority of such independent Trustees or by a majority of the outstanding shares of the Fund. Any amendment increasing the maximum percentage payable under a Plan must be approved by a majority of the outstanding shares of the applicable class of the Fund, and all other material amendments to a Plan or any related agreement must be approved by a majority of the independent Trustees.

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PROXY VOTING POLICY

The Fund and the Adviser have adopted a Proxy Voting Policy reasonably designed to ensure that proxies are voted in shareholders’ best interests. As a brief summary, the Policy adopted by the Fund delegates proxy voting to the Adviser, subject to the supervision of the Board of Trustees.

The Adviser’s policy provides that the Adviser will review proxy issues on a company-by-company basis and analyze the economic impact these issue may have on the Fund’s investment objective. The Policy also states that the Adviser will give great weight to the views of management only when the issues involved will not have a negative impact on investor values. The policy outlines specific factors that the Adviser will consider in deciding how to vote proxies relating to, among other things, director elections, corporate governance, executive compensation, shareholder rights and social and environmental issues. For example, the Adviser’s policy provides that it will vote in favor of director nominees, especially nominees that are independent of management, that have expressed and/or demonstrated a commitment to the interest of the company’s shareholders. The Adviser’s policy provides that it will not vote to re-elect a board if the company has had consistent poor performance relative to its peers in the industry, unless the Adviser believes that the board has demonstrated that it is taking or proposes to take measures designed to improve the company’s poor performance, nor will the Adviser vote to elect directors who fail to attend at least 75% of board meetings or who are involved in SEC or criminal enforcement actions to the Adviser’s knowledge. The policy also provides that the Adviser generally will vote against management proposals that (a) seek to insulate management from all threats of change in control, (b) provide the board with veto power against all takeover bids, (c) allow management or the board of the company to buy shares from particular shareholders at a premium at the expense of the majority of shareholders, or (d) allow management to increase or decrease the size of the board at its own discretion.

Under the Fund’s and Adviser’s policies, if any potential conflict of interest between the Adviser or its affiliates and the Fund arises with respect to any proxy, the Adviser must disclose the conflict to the Fund’s Board of Trustees and vote the proxy in accordance with the Board’s instructions.

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You may obtain a copy of the Proxy Voting Policy free of charge by calling Shareholder Services at (888) 727-3301 to request a copy, or by writing to the Fund’s Adviser at Sparrow Capital at 11330 Olive Boulevard, Suite 230, St. Louis, MO 63141, Attn: Chief Compliance Officer. A copy of the Policy will be mailed to you within three days of receipt of your request. A copy of the votes cast by the Fund with respect to portfolio securities for each year ended June 30th will be filed by the Fund with the SEC on new Form N-PX. You may obtain a copy of the Proxy Voting Policy or the Fund’s proxy voting record free of charge upon request to the Fund, at the toll free number and address above, or from Fund documents filed with the SEC and available on the SEC’s web site at www.sec.gov.

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DETERMINATION OF NET ASSET VALUE

The price you pay for your Class A or Class C shares of the Fund is based on the net asset value per share (“NAV”). The NAV of each class is calculated as of the close of trading (normally 4:00 p.m. Eastern time) on each business day on which the New York Stock Exchange is open for trading (“Business Day”). The NAV of each class is calculated separately by dividing the value of the total assets of the class (including dividends and interest accrued but not yet received) minus liabilities of the class (including accrued expenses) by the total number of outstanding shares of the class. Purchases and redemptions of Class A and Class C shares of the Fund will be made at the NAV next calculated after an order is received by the Fund in proper form, plus any applicable sales charge. Because the value of the Fund's investment portfolio changes every Business Day, the NAV usually changes as well.

Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the~~-~~counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser subject to guidelines approved by the Board of Trustees. Manually priced securities held by the Fund (if any) are reviewed by the Board of Trustees on a quarterly basis.

Fixed income securities are valued by a pricing service when the Adviser believes such prices are accurate and reflect the fair market value of such securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation.

The Fund’s Prospectus, in the section “How to Buy Shares” describes certain types of investors for whom sales charges will be waived. The Trustees have determined that the Fund incurs no appreciable distribution expenses in connection with sales to these investors and that it is therefore appropriate to waive sales charges for these investors.

The Fund’s net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time, as shown below:

Net Assets	= Net Asset Value Per Share
Shares Outstanding

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An example of how the Fund calculated its net asset value per share as of the fiscal year ended August 31, 2005 is as follows:

Class A Share:

___________= $_____

Class C Share:

___________= $_____

ADDITIONAL TAX INFORMATION

The Fund is and intends to continue to qualify as a regulated investment company, or “RIC”, under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes. If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund’s earnings and profits, and would be eligible for the dividends-received deduction for corporations.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of August 31, 2005, the Fund had capital loss carryforwards of $_______, of which $_____ expires in 2009, $_____ expires in 2010 and $_____ expires in 2011.

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CUSTODIAN

U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is Custodian of the Fund’s investments. The Custodian acts as the Fund’s depository, safekeeps its portfolio securities,

collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties.

TRANSFER AGENT

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Unified Fund Services, Inc. (“Unified”), 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as the Fund’s transfer agent and, in such capacity, maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other accounting and shareholder service functions. In addition, Unified, in its capacity as Fund administrator, provides the Fund with certain monthly reports, record-keeping and other management-related services. For its services as administrator, Unified receives a monthly fee from the Adviser equal to an annual average rate of 0.10% of the Fund’s average daily net assets subject to an annual minimum fee of $18,000.

Unified received the following amounts for its services as administrator in the years indicated in the table below:

Fiscal Year Ended August 31, 2005	Fiscal Year Ended August 31, 2004	Fiscal Year Ended August 31, 2003
$________	$21,200	$68,111

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The firm of Cohen McCurdy, Ltd., 826 Westpoint Parkway, Suite 1250 Westlake, Ohio 44145, has been selected as independent registered public accountants for the Fund for the fiscal year ending August 31, 2006.

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DISTRIBUTOR

Unified Financial Securities, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204, is the principal underwriter and exclusive agent for distribution of shares of the Fund. The Distributor is obligated to sell shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

FINANCIAL STATEMENTS

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The financial statements and independent auditor’s report required to be included in the statement of additional information are hereby incorporated by reference to the Fund’s Annual Report to the shareholders for the period ended August 31, 2005. The Trust will provide the Annual Report without charge by calling the Fund at Shareholder Services at (888)-727-3301.

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PART C. OTHER INFORMATION

Item 23.	Exhibits

(a)	Articles of Incorporation. Copy of Registrant’s Agreement and Declaration of Trust, which was filed as an Exhibit to Registrant’s Registration Statement, is hereby incorporated by reference.

(b)	By-laws. Copy of Registrant’s By-Laws, which was filed as an Exhibit to Registrant’s Registration Statement, is hereby incorporated by reference.

(c)	Instruments Defining Rights of Security Holders. None.

(d)

Investment Advisory Contracts. Copy of Registrant’s Management Agreement with Sparrow Capital Management Incorporated, which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 2, is hereby incorporated by reference.

(e)	Underwriting Contracts.

(i)

Copy of Registrant’s Distribution Agreement with Unified Financial Securities, Inc. (formerly Unified Management Corporation), which was filed as an Exhibit to Registrant’s Pre-Effective Amendment No. 1, is hereby incorporated by reference.

(ii)	Copy of Registrant’s form of Dealer Agreement, which was filed as an Exhibit to Registrant’s Pre-Effective Amendment No. 1, is hereby incorporated by reference.

(f)	Bonus or Profit Sharing Contracts. None.

(g)

Custodian Agreement. Copy of Registrant’s Agreement with the Custodian, U.S. Bank, N.A., which was filed as an Exhibit to Registrant’s Pre-Effective Amendment No. 1, is hereby incorporated by reference.

(h)	Other Material Contracts. None.

(i)	Legal Opinion and Consent. None.

(j)	Other Consents. Consent of Cohen McCurdy, Ltd. issued in connection with the use of the audited financial statements of Sparrow Growth Fund - Filed herewith.

(k)	Omitted Financial Statements. None.

(l)	Initial Capital Agreements. Copy of Letter of Initial Stockholders, which was filed as an Exhibit to Registrant’s Pre-Effective Amendment No. 1, is hereby incorporated by reference.

(m)	12b-1 Plan.

(i)	Copy of the Sparrow Funds Distribution Plan (for Class A), which was filed as an Exhibit to Registrant’s Pre-Effective Amendment No. 1, is hereby incorporated by reference.

(ii)	Copy of the Class C Plan of Distribution which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 2, is hereby incorporated by reference.

(n)

Rule 18f-3 Plan. Copy of the Sparrow Fund’s Multiple Class Plan pursuant to Rule 18f-3 which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 2, is hereby incorporated by reference.

(o)	Reserved.

(p)	Code of Ethics.

(i)	Copy of the revised Code of Ethics for the Sparrow Funds and Sparrow Capital Management – Filed herewith.

(ii)	Code of Ethics for Senior Executive Officers. Filed with Registrant’s Post Effective Amendment No. 7 and incorporated herein by reference.

(q)	Powers of Attorney.

(i)	Power of Attorney for Trustee Donald D. Woodruff - Filed with Registrant's Post Effective Amendment No. 1 and incorporated herein by reference.

Item 24. Persons Controlled by or Under Common Control with the Registrant

None.

Item 25. Indemnification

(a)	Article VI of the Registrant’s Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

Section 6.4 Indemnification of Trustees, Officers, etc. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person")) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Section 6.5 Advances of Expenses. The Trust shall advance attorneys’ fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, and Ohio Revised Code Chapter 1707, as amended. In the event any of these laws conflict with Ohio Revised Code Section 1701.13(E), as amended, these laws, and not Ohio Revised Code Section 1701.13(E), shall govern.

Section 6.6 Indemnification Not Exclusive, etc. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled.

As used in this Article VI, "Covered Person" shall include such person’s heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

(b)

The Registrant may not pay for insurance which protects the Trustees and officers against liabilities rising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

(c)	The Registrant may maintain a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy, if maintained,

would provide coverage to the Registrant, its Trustees and officers, and could cover its Advisers, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

(d)

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions of Ohio law and the Agreement and Declaration of the Registrant or the By-Laws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser

Sparrow Capital Management Incorporated ("Sparrow"), 11330 Olive Boulevard, Suite 230, St. Louis, MO 63141, adviser to Sparrow Funds, is a registered investment adviser. Information with respect to each officer and member of Sparrow is incorporated by reference to Schedule a of Part I of Form ADV filed by it with the NASD’s CRD/IARD system under the Investment Advisers Act of 1940, as amended (File No. 801-42906).

Item 27. Principal Underwriters

Unified Financial Securities, Inc. Unified Financial Securities, Inc. serves as the principal underwriter for the Trust

(a)

Unified Financial Securities, Inc. also serves as a principal underwriter for the following investment companies:  American Pension Investors Trust, Eastern Point Advisors Funds Trust, Unified Series Trust, TrendStar Investment Trust, and Weldon Capital Funds, Inc.

(b)	The directors and officers of Unified Financial Securities, Inc. are as follows:

Name	Title	Position with Trust
Gregory S. Drose	President	None

Thomas G. Napurano	Director, CFO and Exec. Vice President	None
Stephen D. Highsmith, Jr.	Director and Senior Vice President	None
D. Eric McKenzie	Assistant Vice President	None
Karyn E. Cunningham	Controller	None
Terrance P. Gallagher	Chief Compliance Officer	None

(c)	Not applicable.

Item 28. Location of Accounts and Records

Unified Fund Services, Inc.
431 N. Pennsylvania Street
Indianapolis, IN 46204

Will maintain physical possession of the accounts, books, and other documents required to be maintained by Rule 31a-(b)(1), 31a-1(b)(2), and 31a-1(b)(4) through 31a-1(b)(11).

U.S. Bank, N.A.
425 Walnut Street
Cincinnati, OH 45202

Will maintain physical possession of accounts, books, and other documents required to be maintained by Rule 31(b)(3).

Unified Financial Securities, Inc.
431 N. Pennsylvania Street
Indianapolis, IN 46204

Will maintain physical possession of the accounts, books, and other documents required to be maintained by a principal underwriter under by Rule 31a-1(d).

Sparrow Capital Management
11330 Olive Boulevard, Suite 230
St. Louis, MO 63141

Will maintain physical possession of the accounts, books and other documents required to be maintained by Rule 31a-1(f).

Item 29. Management Services Not Discussed in Parts A or B

None.

Item 30. Undertakings.

Registrant hereby undertakes, if requested by the holders of at least 10% of the Registrant’s outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director(s) and to assist in communications with other shareholders in accordance with Section 16(c) of the 1940 Act, as though Section 16(c) applied.

Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of its latest annual report to shareholders, upon request and without charge. Registrant hereby undertakes to carry out all indemnification provisions of its Articles of Incorporation in accordance with Investment Company Act Release No. 11330 (Sept. 4, 1980) and successor releases. Insofar as indemnifications for liability arising under the Securities Act of 1933, as amended ("1933 Act"), may be permitted to directors, officers and controlling person of the Registrant pursuant to the provision under Item 27 herein, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on the 4th day of November, 2005.

Sparrow Funds

By:   /s/ Gerald R. Sparrow

Gerald R. Sparrow
Chairman, President, Treasurer and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on November 4, 2005.

      /s/ Gerald R. Sparrow

Gerald R. Sparrow

Trustee, President, Treasurer and Secretary

Richard Priest

Trustee

  /s/ Gerald R. Sparrow*

Donald D. Woodruff

Trustee

*Signed pursuant to a Power of Attorney filed with Registrant’s Pre-Effective Amendment No. 1 and incorporated herein by reference.

EXHIBIT INDEX

1.	Consent of McCurdy & Associates...........................................EX-99.j

2.	Amended Code of Ethics for Sparrow Funds...............	........................EX-99.p

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